SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 14, 1997

                          ALTA GOLD CO.
       (Exact name of Registrant as specified in charter)

                             Nevada
         (State or other jurisdiction of incorporation)

        2-2274                                   87-0259249
(Commission File Number)                        (IRS Employee
                                             Identification No.)

601 Whitney Ranch Drive, Henderson, Nevada               89014
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (702) 433-8525

                         Not Applicable
  (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On April 4, 1997, the Company completed a private placement of $10 million in aggregate principal amount of convertible debentures (the "Debentures") to a small group of accredited investors. The Debentures were sold pursuant to an exemption
from   the  registration  requirements of the Securities  Act  of
1933. In connection with the sale of the Debentures, the Company agreed to file a registration statement with the Securities and Exchange Commission within 30 days to register the common stock which will be issued upon a conversion, if any, of the Debentures.

     The Debentures accrue interest at an annual rate of four percent and mature on April 14, 1999. The Debentures may be converted into the Company's common stock at a conversion price of the lesser of (i) an amount equal to 90% of the average of the closing bid prices of the Company's common stock for the five consecutive trading days preceding a notice of conversion, or
(ii)  $4.00.  The Debentures may be converted on the  earlier  of
(i) the effective date of the registration statement, (ii) six months from the date of the Debentures, and (iii) five business days prior to the record date of a special meeting of stockholders to approve, or if there is no such record date, five business days prior to the consummation of, a merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event.

     The Company intends to use the net proceeds from the sale of the Debentures to finance a portion of the Company's anticipated 1997 expenditures. The Company's anticipated expenditures for
1997 include amounts for (i) permitting and property holding costs, mine planning, site development, equipment and project working capital at its Olinghouse and Griffon mining properties;
(ii) completing a feasibility study for its Olinghouse mining property; (iii) permitting and property holding costs at its Copper Flat mining property; and (iv) additional drilling at its Olinghouse, Griffon, Kinsley, Excalibur and Osceola mining properties. Additional funds, which the Company anticipates to be provided from debt financing, will be required for these projects. Actual expenditures at any of the Company's properties will be based upon the timing of the issuance of government permits, the availability of alternative methods of financing, the Company's progress in developing its properties and other factors. The use of net proceeds from the sale of the Debentures also is subject to change based upon market conditions and unanticipated costs of exploration and development of the Company's properties.

     The  Company  is  engaged  in the exploration,  development,
mining  and  production  of gold on properties  in  Nevada.   The
Company  also  has three base metals properties  in  the  western
United Sates which are in various stages of development.

     THIS FORM 8-K CONTAINS STATEMENTS THAT MAY BE CONSIDERED FORWARD-LOOKING STATEMENTS SUCH AS THE COMPANY'S ANTICIPATED 1997 EXPENDITURES AND THE ANTICIPATED USE OF THE NET PROCEEDS FROM THE SALE OF THE DEBENTURES. SUCH FORWARD-LOOKING STATEMENTS ARE INHERENTLY UNCERTAIN, AND THE ACTUAL RESULTS MAY DIFFER FROM MANAGEMENT'S EXPECTATIONS. FURTHER INFORMATION ON POTENTIAL FACTORS WHICH COULD AFFECT THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY ARE INCLUDED IN THE FILINGS OF THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING,

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BUT  NOT LIMITED TO, THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED DECEMBER 31, 1996.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial  statements  of  businesses  acquired.   Not
applicable.

     (b)  Pro forma financial information.  Not applicable.

     (c)  Exhibits.

          EXHIBIT NO.  DESCRIPTION

             10.01 Securities Purchase Agreement dated April 14, 1997, by and among Alta Gold Co. and RGC International Investors, LDC, The Tailwind Fund, Ltd., European American Securities Account Client, Keway Investments Ltd., Olympus Securities, Ltd., Nelson Partners and Halifax, L.P.

             10.02     Form   of  Convertible  Debentures  dated
                       April 14, 1997, issued by Alta Gold Co., contained in Exhibit 10.01.

             10.03 Registration Rights Agreement dated April 14, 1997, by and among Alta Gold Co. and RGC International Investors, LDC, The Tailwind Fund, Ltd., European American Securities Account Client, Keway Investments Ltd., Olympus Securities, Ltd., Nelson Partners and Halifax, L.P., contained in Exhibit 10.01.

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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALTA GOLD CO.
                              (Registrant)


Date: April 16, 1997          By: /s/ John A. Bielun
                                  John A. Bielun
                                  Senior Vice President and Chief
                                  Financial Officer
                                  (Principal Financial Officer and
                                  Principal Accounting Officer)

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                          EXHIBIT INDEX


EXHIBIT                                                    PAGE
NUMBER                     DESCRIPTION                    NUMBER

 10.01   Securities Purchase Agreement dated  April  14,    6
         1997,  by  and  among Alta  Gold  Co.  and  RGC
         International  Investors,  LDC,  The   Tailwind
         Fund,   Ltd.,   European  American   Securities
         Account   Client,   Keway   Investments   Ltd.,
         Olympus  Securities, Ltd., Nelson Partners  and
         Halifax, L.P.

 10.02   Form of Convertible Debentures dated April  14,
         1997,  issued  by Alta Gold Co.,  contained  in
         Exhibit 10.01.

 10.03   Registration Rights Agreement dated  April  14,
         1997,  by  and  among Alta  Gold  Co.  and  RGC
         International  Investors,  LDC,  The   Tailwind
         Fund,   Ltd.,   European  American   Securities
         Account   Client,   Keway   Investments   Ltd.,
         Olympus  Securities, Ltd., Nelson Partners  and
         Halifax, L.P., contained in Exhibit 10.01.

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